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                                                                   EXHIBIT 23.3

         CONSENT OF DELOITTE AND TOUCHE TOHMATSU, INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statement No.
 333-94619 of Asyst Technologies, Inc. of Form S-8 of our report dated April 28, 2000, appearing in this Annual Report on Form 10-K of Asyst Technologies, Inc. for the year ended March 31, 2000.

DELOITTE TOUCHE TOHMATSU
Nagoya, Japan
June 29, 2000